SUPPLEMENT TO THE FIDELITY EXPORT FUND
PROSPECTUS
DATED OCTOBER 18, 1996
   The Board of Trustees of Fidelity Export Fund authorized the adoption of a redemption fee of 0.75% of the amount redeemed on shares held less than 90 days. The fee is applicable to those shares purchased on or after February 1, 1997.
The following information replaces the corresponding section under "Expenses" on page 4.
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," pages 23 to 26, for an explanation of how and when these charges apply.
Maximum sales charge on purchases                             3.00
(as a % of offering price)                                    %

Maximum sales charge on reinvested distributions              None

Deferred sales charge on redemptions                          None

Exchange fee                                                  None

Redemption fee on shares held less than 90 days for shares    0.75
purchased on or after Feb   rua    ry 1,    1997              %

Annual account maintenance fee (for accounts under $2,500)    $12.0
                                                              0

   The following information supplements information in the section entitled "Transaction Details" beginning on page 23.
    THE REDEMPTION FEE,    if applicable, will be deducted from the amount
of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.